UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material under §240.14a-12

Wheels Up Experience Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
601 West 26th Street, Suite 900 New York, New York 10001
NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON    , 2023
To the Stockholders of Wheels Up Experience Inc.:
I am pleased to invite you to attend the Special Meeting (the “Special Meeting”) of Wheels Up Experience Inc., a Delaware corporation (referred to herein as the “Company”, “Wheels Up”, “we”, “us” or “our”), which will be held online at www.virtualshareholdermeeting.com/UP2023SM, on    ,    , 2023, at    , Eastern Time. You will be able to attend and participate in the Special Meeting online by visiting www.virtualshareholdermeeting.com/UP2023SM at the meeting date and time described above and in the accompanying proxy statement, and by entering the 16-digit control number that appears on your proxy card (printed in the box and marked by the arrow). You may submit questions and vote online during the Special Meeting. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation, reduces health and safety concerns, and provides cost savings for our stockholders and the Company.
The Special Meeting will be held for the following purposes, as more fully described in the accompanying Proxy Statement (“Proxy Statement”):
(1)
To approve the amendment and restatement of the Company’s Certificate of Incorporation, dated as of July 13, 2021 (the “Original Certificate of Incorporation”), as amended by the Certificate of Amendment to the Certificate of Incorporation of the Company, dated as of June 7, 2023 (together with the Original Certificate of Incorporation, the “Certificate of Incorporation”) to increase the number of authorized shares of Class A common stock, $0.0001 par value per share, of the Company (“Common Stock”) available for issuance from 250,000,000 to 1,500,000,000 (“Proposal No. 1”);

(2)
To approve the amendment and restatement of the Company’s Certificate of Incorporation to permit the Company’s stockholders to act by written consent without the calling of a meeting of the Company’s stockholders (“Proposal No. 2”);

(3)
To approve the amendment and restatement of the Company’s Certificate of Incorporation to remove the requirement of an affirmative vote of the holders of two-thirds (2/3) of the outstanding voting shares (a “Supermajority Vote”) to amend, alter, modify or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII of the Certificate of Incorporation (“Proposal No. 3”); and

(4)
To approve the amendment and restatement of the Company’s Certificate of Incorporation to replace the first three references to “Article XIII” with “Certificate of Incorporation” in Article XIII of the Company’s Certificate of Incorporation, the effect of which amendment will clarify that if any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable, the remaining provisions of the Certificate of Incorporation will not be affected or impaired thereby (“Proposal No. 4” and collectively with Proposal No. 1, Proposal No. 2 and Proposal No. 3, the “Proposals”).

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders. Only stockholders who owned Common Stock entitled to vote at the close of the trading day on October 16, 2023 (the “Record Date”) can vote online during the Special Meeting or any adjournments that take place.
The Company’s board of directors (the “Board” or “Board of Directors”) recommends that you vote:
(1)
FOR the approval of the amendment and restatement of the Certificate of Incorporation to increase the number of authorized shares of Common Stock, as described in Proposal No. 1 of the Proxy Statement;

(2)
FOR the approval of the amendment and restatement of the Certificate of Incorporation to permit the Company’s stockholders to act by written consent without the calling of a meeting of the Company’s stockholders, as described in Proposal No. 2 of the Proxy Statement;

(3)
FOR the approval of the amendment and restatement of the Certificate of Incorporation to remove the requirement of a Supermajority Vote to amend, alter, modify or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII of the Certificate of Incorporation, as described in Proposal No. 3 of the Proxy Statement; and

(4)
FOR the approval of the amendment and restatement of the Certificate of Incorporation to replace the first three references to “Article XIII” with “Certificate of Incorporation” in Article XIII of the Certificate of Incorporation, the effect of which amendment will clarify that if any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable, the remaining provisions of the Certificate of Incorporation will not be affected or impaired thereby, as described in Proposal No. 4 of the Proxy Statement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting online, we encourage you to read the accompanying Proxy Statement and submit your proxy as soon as possible using one of the four convenient voting methods described in the “Information About the Proxy Process and Voting” section in the Proxy Statement. If you receive more than one set of proxy materials, it is because your shares are registered in different names or addresses, each proxy should be signed and submitted to ensure that all of your shares will be voted. Please note that any stockholder attending the Special Meeting may vote online during the Special Meeting, even if the stockholder has already returned a proxy card or voting instruction card. However, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.
We appreciate your continued support of Wheels Up and look forward to receiving your proxy.
By Order of the Board of Directors

Adam Zirkin
Chairman of the Board

Page
Information about Wheels Up	2
Information about the Proxy Process and Voting	4
Proposal No. 1 – AMENDMENT and restatement of THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK	9
Proposal No. 2 – AMENDMENT and restatement of the CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO ACT BY WRITTEN CONSENT	12
Proposal No. 3 – Amendment and restatement of THE CERTIFICATE OF INCORPORATION TO REMOVE THE REQUIReMENT OF A SUPERMAJORITY VOTE	14
PROPOSAL NO. 4 – AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO REPLACE CERTAIN REFERENCES TO “ARTICLE XIII” WITH “CERTIFICATE OF INCORPORATION” in ARTICLE XIII	15
Security Ownership of Certain Beneficial Owners and Management	16
Additional Information	18
Householding of Proxy Materials	18
Appendix A: PROPOSED TEXT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WHEELS UP EXPERIENCE INC.	A-1
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders i

601 West 26th Street, Suite 900
New York, New York 10001
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
     , 2023
The Board of Directors (the “Board” or “Board of Directors”) of Wheels Up Experience Inc. (referred to herein as the “Company”, “Wheels Up”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2023 Special Meeting of Stockholders (the “Special Meeting”) to be held on    , 2023, at    , Eastern Time. The Special Meeting will be held entirely online. You can attend the Special Meeting, submit your questions and vote online during the Special Meeting by visiting www.virtualshareholdermeeting.com/UP2023SM.
•	This Proxy Statement (this “Proxy Statement”) summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote.
•	The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
The only outstanding voting securities of Wheels Up are shares of our Class A common stock, $0.0001 par value per share (“Common Stock”), of which there were     shares issued and outstanding (excluding any treasury stock) as of the close of the trading day on October 16, 2023 (the “Record Date”). Although CK Wheels LLC (“CK Wheels”) owned approximately   % of the Company’s issued and outstanding shares as of the Record Date, it cannot vote more than 19.9% of the Company’s issued and outstanding shares at the Special Meeting as a result of restrictions on voting imposed on holders who may be deemed not to be a “citizen of the United States” pursuant to 49 USC § 40102(a)(15)(C) and Article X of the Company’s Certificate of Incorporation, dated as of July 13, 2021 (the “Original Certificate of Incorporation”), as amended by the Certificate of Amendment to the Certificate of Incorporation of the Company, dated as of June 7, 2023 (together with the Original Certificate of Incorporation, the “Certificate of Incorporation”); the additional shares owned in excess of 19.9% by CK Wheels will not be counted as issued and outstanding for purposes of counting votes. In addition, although Delta owned approximately   % of the Company’s issued and outstanding shares as of the Record Date, by agreement with Delta, any shares above 29.9% will be neutral shares with respect to voting rights, voted in proportion to all other votes cast (“for”, “against” or “abstain”) at the Special Meeting other than by Delta. The holders of a majority in voting power of all shares of Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, in each instance participating by means of remote communication at this Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present or represented at the Special Meeting, then the chairperson of the Special Meeting may adjourn the meeting, from time to time to the same or some other place, date or time, until a quorum shall attend.
This Proxy Statement, the Notice of Special Meeting and accompanying proxy card or voting instruction card will be mailed on or about    , 2023 to all stockholders of record entitled to vote at the Special Meeting.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders 1

INFORMATION ABOUT WHEELS UP
Company Overview
Wheels Up is a leading provider of on-demand private aviation in the U.S. and one of the largest private aviation companies in the world. Wheels Up offers a complete global aviation solution with a large, modern and diverse fleet, backed by an uncompromising commitment to safety and service. Customers can access membership programs, charter and whole aircraft sales, as well as unique commercial travel benefits through a strategic partnership with Delta Air Lines, Inc. (“Delta”). Wheels Up also offers freight, safety and security solutions and managed services to individuals, industry, government and civil organizations.
Wheels Up is guided by the mission to connect private flyers to aircraft, and one another, through an open platform that seamlessly enables life’s most important experiences. Powered by a global private aviation marketplace connecting its base of approximately 12,000 members and customers to a network of approximately 1,500 safety-vetted and verified private aircraft, Wheels Up is widening the aperture of private travel for millions of consumers globally. With the Wheels Up mobile app and website, members and customers have the digital convenience to search, book and fly.
Expanded Strategic Partnership with and Investment from Delta, Certares, Knighthead and Cox
On August 15, 2023, we announced a plan for an expanded partnership with and investment from certain of the Lenders (as defined below), including Delta, Certares Management LLC (“Certares”), and Knighthead Capital Management LLC (“Knighthead”), to accelerate our business transformation (the “Transaction”). The Transaction, which consisted of a credit facility and issuance of Common Stock described below, signed and closed on September 20, 2023 (the “Closing Date”) with funds contributed by Delta, CK Wheels, an entity co-managed by affiliates of Certares and Knighthead, and Cox Enterprises, Inc. (“Cox” and, together with Delta and CK Wheels, the “Lenders”).
The credit facility (the “Credit Facility”) is comprised of a $350 million term loan funded on the Closing Date from the Lenders and a commitment for a $100 million revolving credit facility from Delta. The terms of the credit agreement for the Credit Facility permit a new lender to provide a $50 million term loan after the Closing Date, as approved by the Lenders.
In connection with the closing of the Credit Facility, the Lenders received newly issued Common Stock representing 80% of our outstanding shares of Common Stock as of September 15, 2023, on a fully diluted basis after giving effect to such issuance (the “Initial Issuance Common Stock”). Pursuant to the terms of the Investment and Investor Rights Agreement, dated as of September 20, 2023 (the “Investor Rights Agreement”), by and among Wheels Up and the Lenders, assuming approval of Proposal No. 1 by our stockholders, we will issue additional Common Stock to the Lenders such that the Lenders (including any additional lender under the credit agreement for the Credit Facility that executes a joinder to the Investor Rights Agreement) collectively will own 95% of our outstanding shares of Common Stock as of September 15, 2023, on a fully diluted basis after giving effect to such issuances (the “Deferred Issuance Common Stock”).
The Audit Committee of the Board determined that the delay that would be caused in obtaining stockholder approval for both the Initial Issuance Common Stock and the Deferred Issuance Common Stock would jeopardize our financial viability. Therefore, we issued the Initial Issuance Common Stock without prior stockholder approval based on the Financial Distress Exception provided for in the Shareholder Approval Policy of the New York Stock Exchange (“NYSE”). In reliance on the exception, we mailed to all stockholders a letter notifying them of our intention to issue the Initial Issuance Common Stock and the Deferred Issuance Common Stock without seeking their approval. Approximately 22 days after the completion of the mailing of such notice, we issued the Initial Issuance Common Stock to the Lenders. The Deferred Issuance Common Stock to be issued to the Lenders will be subject to stockholder approval of Proposal No. 1 contained in this Proxy Statement and we expect will be issued as early as five business days after receipt of such stockholder approval.
In connection with the Transaction and pursuant to the Investor Rights Agreement, we implemented a new structure for our Board of Directors. As of the date hereof, the directors serving on the Board pursuant to the terms of the Investor Rights Agreement are as follows: (i) Alain Bellemare, Dwight James, Daniel Janki and Lee Moak, each designated by Delta; (ii) Adam Cantor, Zachary Lazar, Jeffrey Nedelman and Adam Zirkin, each designated by CK Wheels; (iii) Andrew Davis, who was designated by Cox; (iv) David Adelman and Timothy Armstrong; and (v) George N. Mattson, the Company’s Chief Executive Officer.
As of the Record Date, the Lenders collectively were entitled to vote approximately    % of our Common Stock. Although CK Wheels own approximately    % of the Company’s issued and outstanding shares as of the Record Date, it cannot vote more than 19.9% of the Company’s issued and outstanding shares at the Special Meeting as a result of restrictions on voting imposed on holders who may be deemed not to be a “citizen of the United States” pursuant to 49 USC § 40102(a)(15)(C) and Article X of the Certificate of Incorporation; the additional shares owned in excess of 19.9% by CK Wheels will not be counted as issued and
2 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

outstanding for purposes of counting votes. In addition, although Delta owned approximately    % of the Company’s issued and outstanding shares as of the Record Date, by agreement with Delta, any shares above 29.9% will be neutral shares with respect to voting rights, voted in proportion to all other votes cast (“for”, “against” or “abstain”) at the Special Meeting other than by Delta. The shares of Common Stock held by the Lenders will be voted on the Proposals to the extent their voting rights are not otherwise limited as expressly described elsewhere in this Proxy Statement. Although there is no voting agreement in place as among the Lenders, we expect them to vote in favor of the Proposals.
Forward-Looking Statements
This Proxy Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. You can identify forward-looking statements by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “would,” “likely,” “estimate,” “predict,” “potential,” “continue” or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the Deferred Issuance Common Stock and our ability to continue as a going concern. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including those contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s other filings with the United States Securities and Exchange Commission (“SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders 3

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We have made these Special Meeting materials available to you because the Board is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.
Who can vote at the Special Meeting, and how do I vote or submit my proxy?
Only stockholders of record at the close of the trading day on the Record Date will be entitled to vote at the Special Meeting. At the close of the trading day on the Record Date, there were     shares of Common Stock issued and outstanding (excluding any treasury stock) and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our Common Stock, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting or vote by proxy by telephone, Internet or mail. Whether or not you plan to attend the Special Meeting online, please vote as soon as possible to ensure your vote is counted. Even if you have submitted a proxy before the Special Meeting, you may still attend the Special Meeting and vote online. In such case, your previously submitted proxy will be disregarded.
•
To vote by attending the Special Meeting. You may vote your shares at www.virtualshareholdermeeting.com/UP2023SM during the Special Meeting. To log in to the Special Meeting and to cast your vote electronically, you will need the unique 16-digit control number which appears on the proxy card (printed in the box and marked by the arrow).

•
To vote by proxy by mail. To vote using the accompanying proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares in accordance with the proxy card.

•	To vote by proxy over the internet. To vote by proxy over the internet, follow the instructions provided on the proxy card.
•	To vote by proxy by telephone. You may also vote by telephone by following the instructions on your proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee (each, a “Broker”), then you are the beneficial owner of shares held in “street name,” and these Special Meeting materials are being forwarded to you by your Broker along with a voting instruction card. The Broker holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner of the shares in your account, you have the right to direct your Broker on how to vote your shares. Simply complete and mail the voting instruction card to ensure that your vote is counted.
You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request, obtain and submit, prior to the Special Meeting, a valid proxy from your Broker. If you wish to vote your shares at the Special Meeting rather than submitting a voting instruction card to your Broker, follow the instructions from your Broker.
What am I voting on?
There are four matters scheduled for a vote at the Special Meeting:
•
Proposal No. 1 — To approve the amendment and restatement of the Certificate of Incorporation to increase the number of authorized shares of Common Stock available for issuance from 250,000,000 to 1,500,000,000 (“Proposal No. 1”).

•
Proposal No. 2 — To approve the amendment and restatement of the Company’s Certificate of Incorporation to permit the Company’s stockholders to act by written consent without the calling of a meeting of the Company’s stockholders (“Proposal No. 2”).

4 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
•
Proposal No. 3 — To approve the amendment and restatement of the Company’s Certificate of Incorporation to remove the requirement of an affirmative vote of the holders of two-thirds (2/3) of the outstanding voting shares (a “Supermajority Vote”) to amend, alter, modify or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII of the Certificate of Incorporation (“Proposal No. 3”).

•
Proposal No. 4 — To approve the amendment and restatement of the Company’s Certificate of Incorporation to replace the first three references to “Article XIII” with “Certificate of Incorporation” in Article XIII of the Company’s Certificate of Incorporation, the effect of which amendment will clarify that if any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable, the remaining provisions of the Certificate of Incorporation will not be affected or impaired thereby (“Proposal No. 4” and collectively with Proposal No. 1, Proposal No. 2 and Proposal No. 3, the “Proposals”).

For the Proposals, you may vote “For” or “Against” or abstain from voting with respect to each Proposal.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Special Meeting or any adjournments or postponements thereof.
Who counts the votes?
Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes (the “Inspector of Election”). If you are a stockholder of record, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a Broker, your Broker returns one proxy card to Broadridge on behalf of all its clients.
How are votes counted?
Votes will be counted by the Inspector of Election appointed for the Special Meeting, who will count “For,” “Against” and abstention votes for the Proposals. Abstentions and failing to vote will have the effect of a vote “Against” the applicable Proposal. If your shares are held by your Broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your Broker to vote your shares. Because the Proposals to be voted on at the Special Meeting are all considered “non-routine” and a Broker is not entitled to vote on non-routine matters without instruction from the beneficial owner, the failure to instruct your Broker how to vote your shares on any of the Proposals will have the effect of a vote “Against” the applicable Proposal. See below for additional information regarding: “What are ‘broker non-votes’?” and “Are the ballot measures are considered ‘routine’ or ‘non-routine’?”
Abstentions and broker non-votes will be counted for purposes of determining whether a quorum exists at the Special Meeting. See “How many votes are needed to approve the proposals?” below for additional information.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the Broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in ”street name,” the beneficial owner of the shares is entitled to give voting instructions to the Broker holding the shares. If the beneficial owner does not provide voting instructions, the Broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a Broker or other record holder of Common Stock entitled to vote indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Because the Proposals to be voted on at the Special Meeting are all considered “non-routine” and a Broker is not entitled to vote on non-routine matters without instruction from the beneficial owner, the failure to instruct your Broker how to vote your shares on any of the Proposals will have the effect of a vote “Against” the applicable Proposal. Accordingly, if you own shares through a nominee, such as a Broker, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the Proposals.
Are the ballot measures considered “routine” or “non-routine?”
The Proposals are considered “non-routine” under applicable rules. A Broker is not entitled to vote on non-routine matters without instruction from the beneficial owner, and therefore, failure to instruct your Broker how to vote your shares on any of the Proposals will have the effect of a vote “Against” the applicable Proposal.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders 5

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
How many votes are needed to approve the Proposals?
The vote required to approve each Proposal and the Board’s recommendation with respect to each Proposal are described in the table below.
Proposal	Board’s Recommendation	Vote Required to Approve	Effect of Abstentions or Failing to Vote	Effect of Broker Non-Votes
Proposal No. 1 — To approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock available for issuance from 250,000,000 to 1,500,000,000.
	FOR	Two-thirds of all outstanding shares entitled to vote generally in the election of directors	Count as AGAINST vote	Count as AGAINST vote

Proposal No. 2 — To approve the amendment and restatement of the Company’s Certificate of Incorporation to permit the Company’s stockholders to act by written consent without the calling of a meeting of the Company’s stockholders.
	FOR	Two-thirds of all outstanding shares entitled to vote generally in the election of directors	Count as AGAINST vote	Count as AGAINST vote

Proposal No. 3 — To approve the amendment and restatement of the Company’s Certificate of Incorporation to remove the requirement of a Supermajority Vote to amend, alter, modify or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII of the Certificate of Incorporation.
	FOR	Two-thirds of all outstanding shares entitled to vote generally in the election of directors	Count as AGAINST vote	Count as AGAINST vote

Proposal No. 4 — To approve the amendment and restatement of the Company’s Certificate of Incorporation to replace the first three references to “Article XIII” with “Certificate of Incorporation” in Article XIII of the Company’s Certificate of Incorporation, the effect of which amendment will clarify that if any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable, the remaining provisions of the Certificate of Incorporation will not be affected or impaired thereby.
	FOR	Majority of all outstanding shares entitled to vote thereon	Count as AGAINST vote	Count as AGAINST vote
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock entitled to vote that you own as of the Record Date.
What if I return a proxy card or vote by proxy over the internet but do not make specific choices?
If we receive a signed and dated proxy card and the proxy card does not specify how your shares are to be voted, or if you vote by proxy over the internet but do not mark the boxes showing how you wish to vote on a particular Proposal at the Special Meeting, your shares will be voted as follows:
•
“FOR” approval of the amendment and restatement of the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company available for issuance from 250,000,000 to 1,500,000,000;

•
“FOR” approval of the amendment and restatement of the Certificate of Incorporation to permit the Company’s stockholders to act by written consent without the calling of a meeting of the Company’s stockholders;

6 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
•
“FOR” the approval of the amendment and restatement of the Certificate of Incorporation to remove the requirement of a Supermajority Vote to amend, alter, modify or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII of the Certificate of Incorporation; and

•
“FOR” the approval of the amendment and restatement of the Certificate of Incorporation to replace the first three references to “Article XIII” with “Certificate of Incorporation” in Article XIII of the Company’s Certificate of Incorporation, the effect of which amendment will clarify that if any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable, the remaining provisions of the Certificate of Incorporation will not be affected or impaired thereby, as described in Proposal No. 4 of this Proxy Statement.

If any other matter is properly presented at the Special Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
Wheels Up will pay for the entire cost of soliciting proxies, including the cost of mailing the paper copies of our proxy materials. In addition, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy with a later date.
•	You may send a written notice that you are revoking your proxy to the Secretary of the Company at 601 West 26th Street, Suite 900, New York, New York 10001.
•
You may attend the Special Meeting online and vote by following the instructions at www.virtualshareholdermeeting.com/UP2023SM. Simply attending the Special Meeting online will not, by itself, revoke your proxy.

If your shares are held by your Broker, you should follow the instructions provided by them.
How do I attend the Special Meeting?
The webcast of the Special Meeting will begin promptly on    , 2023 at    , Eastern Time. We encourage you to access the Special Meeting prior to the start time. Online check-in will begin at    , Eastern Time on the meeting date, and you should allow reasonable time for the check-in procedures.
To attend the Special Meeting stockholders will need to log in to www.virtualshareholdermeeting.com/UP2023SM using the 16-digit control number that appears on your proxy card or voting instruction card (printed in the box and marked by the arrow).
How can I request copies of the materials?
Upon written request to Wheels Up Experience Inc., 601 West 26th Street, Suite 900, New York, New York 10001, or oral request to the Company at (212) 257-5252, we will promptly deliver a separate copy of our proxy materials.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders 7

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)
Will technical assistance be provided before and during the Special Meeting?
Beginning 15 minutes prior to the start of and during the Special Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote on the Proposals on the Record Date are present in attendance online or represented by proxy at the Special Meeting. On the Record Date, there were     shares of Common Stock issued and outstanding (excluding any treasury stock) and entitled to vote. Accordingly,     shares of Common Stock entitled to vote must be represented by stockholders present at the Special Meeting online or by proxy to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Special Meeting online. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairperson of the Special Meeting may adjourn the Special Meeting to another time or place.
Pursuant to 49 USC § 40102(a)(15)(C), Article X of the Certificate of Incorporation and Article VIII of the Company’s Amended and Restated By-Laws, dated as of December 12, 2022 (the “By-Laws”), if persons who are not “citizens of the United States” at any time own or control more than 25% of the voting power of the outstanding capital stock of the Company entitled to vote (the “Permitted Percentage”), the voting rights of such shares of capital stock in excess of the Permitted Percentage (the “Excess Shares”) will be automatically suspended until such time those persons that are not “citizens of the United States” own in the aggregate less than the Permitted Percentage. Further, the additional shares owned in excess of 19.9% by CK Wheels will not be counted as issued and outstanding for purposes of counting votes.
How can I find out the results of the voting at the Special Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Special Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days after the day the final results are available.
8 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

PROPOSAL NO. 1—AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
On September 19, 2023, the Board voted to approve and to recommend to our stockholders that they approve at the Special Meeting, the amendment and restatement of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 1,500,000,000 (the “Increased Authorized Common Stock Amendment”). If approved by the stockholders at the Special Meeting, the Company would adopt Proposal No. 1 by causing the filing of an amended and restated Certificate of Incorporation reflecting the Increased Authorized Common Stock Amendment with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”).
Appendix A to this Proxy Statement contains the proposed amended and restated Certificate of Incorporation with changes marked to reflect the successful approvals of the Proposals (the “Proposed Amended and Restated Certificate of Incorporation”). The changes marked in Section 4.1(a) in the Proposed Amended and Restated Certificate of Incorporation in Appendix A to this Proxy Statement reflect the Increased Authorized Common Stock Amendment.
Background and Considerations
On August 15, 2023, we announced a plan for an expanded partnership with and investment from certain of the Lenders, including Delta, Certares, and Knighthead, to accelerate our business transformation. The Transaction, which consisted of a credit facility and issuance of Common Stock described below, closed on September 20, 2023 with funds contributed by Delta and CK Wheels, an entity co-managed by affiliates of Certares and Knighthead, and Cox.
The Credit Facility is comprised of a $350 million term loan funded on the Closing Date from the Lenders and a commitment for a $100 million revolving credit facility from Delta. The terms of the credit agreement for the Credit Facility permit a new lender to provide a $50 million term loan after the Closing Date, as approved by the Lenders.
In connection with the closing of the Credit Facility, the Lenders received newly issued Common Stock representing 80% of our outstanding shares of Common Stock as of September 15, 2023, on a fully diluted basis after giving effect to such issuance. Pursuant to the terms of the Investor Rights Agreement, after approval of this Proposal No. 1 by our stockholders, we will issue additional Common Stock to the Lenders such that the Lenders (including any additional lender under the credit agreement for the Credit Facility that executes a joinder to the Investor Rights Agreement) collectively will own 95% of our outstanding shares of Common Stock as of September 15, 2023, on a fully diluted basis after giving effect to such issuances.
The Audit Committee of the Board determined that the delay that would be caused in obtaining stockholder approval for both the Initial Issuance Common Stock and the Deferred Issuance Common Stock would jeopardize our financial viability. Therefore, we issued the Initial Issuance Common Stock without prior stockholder approval based on the Financial Distress Exception provided for in the Shareholder Approval Policy of the NYSE. In reliance on the exception, we mailed to all stockholders a letter notifying them of our intention to issue the Initial Issuance Common Stock and the Deferred Issuance Common Stock without seeking their approval. Approximately 22 days after the completion of the mailing of such notice, we issued the Initial Issuance Common Stock to the Lenders. The Deferred Issuance Common Stock to be issued to the Lenders will be subject to stockholder approval of this Proposal No. 1 and we expect will be issued as early as five (5) business days after receipt of such stockholder approval.
In connection with the Transaction and pursuant to the Investor Rights Agreement, we implemented a new structure for our Board of Directors. As of the date hereof, the directors serving on the Board pursuant to the terms of the Investor Rights Agreement are as follows: (i) Alain Bellemare, Dwight James, Daniel Janki and Lee Moak, each designated by Delta; (ii) Adam Cantor, Zachary Lazar, Jeffrey Nedelman and Adam Zirkin, each designated by CK Wheels; (iii) Andrew Davis, who was designated by Cox; (iv) David Adelman and Timothy Armstrong; and (v) George N. Mattson, the Company’s Chief Executive Officer.
As of the Record Date, the Lenders collectively were entitled to vote approximately    % of our Common Stock. The shares of Common Stock held by the Lenders will be voted on the Proposals to the extent their voting rights are not otherwise limited as expressly described elsewhere in this Proxy Statement. Although there is no voting agreement in place as among the Lenders, we expect them to vote in favor of the Proposals.
In addition to completing the Transaction, the Board believes it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, the offer and sale of Common Stock in one or more public offerings or private placements, the grant of Common Stock or warrants, options or other convertible securities in one or more strategic transactions, stock
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders 9

PROPOSAL NO. 1—AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK (continued)
dividends, grants under equity compensation plans, stock splits and other general corporate transactions. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and other opportunities that may become available to the Company. The authorized but unissued shares will only be issued at the direction of the Board, and if required by applicable law or regulation of the NYSE, upon receipt of separate stockholder approval or in reliance on an exception to any such requirement.
Further, as previously disclosed, absent the ability of the Company to obtain additional financing in connection with the Transaction, the Company concluded that there was substantial doubt about its ability to continue as a going concern for any meaningful period of time. The consummation of the Transaction, which required the issuance of the Initial Issuance Common Stock and prospective issuance of Deferred Issuance Common Stock to the Lenders, has allowed the Company to continue its operations. Further, if stockholders do not approve the Increased Authorized Common Stock Amendment, this will restrict the Company’s ability to issue the Deferred Issuance Common Stock to the Lenders in connection with the Transaction. If the Company does not issue the Deferred Issuance Common Stock by December 31, 2023, it will be in breach of the Investor Rights Agreement and if not issued by January 18, 2024, the interest rate on the existing term loan borrowings under the Credit Facility will be increased from 10% per annum to 20% per annum for so long as such Deferred Issuance Common Stock remains unissued. Accordingly, the Board believes that approving the Increased Authorized Common Stock Amendment and in turn, providing the Company with the ability to issue the Deferred Issuance Common Stock to the Lenders, is in the best interests of the Company and its stockholders.
Rights of Additional Authorized Shares
Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The amendment to the Certificate of Incorporation will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.
Potential Adverse Effects of the Increased Authorized Common Stock Amendment and Restatement
If stockholders approve the Increased Authorized Common Stock Amendment, we will issue the Deferred Issuance Common Stock after such approval in accordance with the terms of the Investor Rights Agreement. Therefore, adoption of the Increased Authorized Common Stock Amendment will have an immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, as it will result in the Lenders (including any additional lender under the credit agreement for the Credit Facility that executes a joinder to the Investor Rights Agreement) collectively owning approximately 95% of the Company’s Common Stock as of September 15, 2023, on a fully diluted basis after giving effect to such issuances. In addition, any future issuance of additional authorized shares of our Common Stock, at the future direction of the Board (and generally without the requirement of stockholder approval, unless specifically required by applicable law or NYSE regulation) may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time such additional shares are issued.
In addition to the general corporate purposes mentioned above, and as further described below, an increase in the number of authorized shares of Common Stock that may be issued under the Company’s Certificate of Incorporation may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its stockholders. However, the Board does not intend or view the proposed increase in the number of authorized shares of Common Stock as an anti-takeover measure.
Effect of Amendment
If the Increased Authorized Common Stock Amendment is adopted, it will become effective upon the filing of an amended and restated Certificate of Incorporation with the Delaware Secretary of States reflecting the changes marked in Section 4.1(a) of the Proposed Amended and Restated Certificate of Incorporation attached as Appendix A to this Proxy Statement. If our stockholders approve any or all of Proposal 1, Proposal 2, or Proposal 3, the amended and restated Certificate of Incorporation we will file will also include the Immaterial Changes (as defined below). If our stockholders do not approve the Increased Authorized Common Stock Amendment, Section 4.1(a) of the Certificate of Incorporation will remain unchanged.
No Impact on Preferred Stock
The Increased Authorized Common Stock Amendment and Restatement will not change the number of authorized shares of preferred stock under the Certificate of Incorporation. Likewise, the Increased Authorized Common Stock Amendment will not impact the ability of the Company to issue preferred stock in the future.
10 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

PROPOSAL NO. 1—AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK (continued)
Anticipated Impact on Dividend
The Company has not historically paid dividends to stockholders. Although the Board reserves the right to change the Company’s dividend policy in the future, the Board does not currently anticipate that the Increased Authorized Common Stock Amendment, if implemented by the Board, in its discretion, will result in a change to the Company’s dividend policy.
No Appraisal or Dissenters’ Rights
Under Delaware law and the Company’s Certificate of Incorporation, holders of Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Increased Authorized Common Stock Amendment.
Vote Required
The affirmative vote of at least two-thirds of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to approve this Proposal No. 1. Any abstentions or broker non-votes, or failing to vote by ballot at the Special Meeting or proxy, will count as a vote against Proposal No. 1.
Description of Other Immaterial Changes
The Proposed Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement also reflects certain immaterial changes to streamline and modernize the Certificate of Incorporation (the “Immaterial Changes”). These changes, which do not substantively affect stockholder rights, include (i) the removal of provisions related to the reverse stock split that became effective on June 7, 2023, and (ii) the update of provisions that reference to the Company’s Original Certificate of Incorporation and first annual meeting of stockholders. All changes set forth in the Proposed Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement other than changes in the following provisions are Immaterial Changes: (a) Paragraph (c) of Article IV, Section 4.1, (b) Article VII, Section 7.3, (c) Article IX, and (d) Article XIII.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASED AUTHORIZED COMMON STOCK AMENDMENT.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders 11

PROPOSAL NO. 2—AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO ACT BY WRITTEN CONSENT
On September 19, 2023, the Board voted to approve and to recommend to our stockholders that they approve at the Special Meeting, an amendment and restatement of the Certificate of Incorporation to permit the Company’s stockholders to take action by written consent without the calling of a meeting of the Company’s Stockholders (the “Written Consent Amendment”). If approved by the stockholders at the Special Meeting, the Company would adopt Proposal No. 2 by causing the filing of an amended and restated Certificate of Incorporation reflecting the Written Consent Amendment with the Delaware Secretary of State.
Appendix A to this Proxy Statement contains the Proposed Amended and Restated Certificate of Incorporation with changes marked to reflect the successful approvals of the Proposals. The changes marked in Section 7.3 in the Proposed Amended and Restated Certificate of Incorporation in Appendix A to this Proxy Statement reflect the Written Consent Amendment.
Background and Governance Considerations
Currently, under Section 7.3 of Article VII of the Certificate of Incorporation, our stockholders are not authorized to take action by written consent. We believe that permitting our stockholders to act by written consent without calling a meeting of the Company’s stockholders would provide the Lenders, who own a majority of the Common Stock and control a majority of the Board of Directors, a more efficient (and less costly for the Company) means to vote on permitted matters. If Proposal No. 2 is approved, future actions approved by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted will not require the Company to expend the time and resources required to hold a special meeting of stockholders.
Effect of Amendment
If approved by our stockholders at the Special Meeting, the Written Consent Amendment as described in this Proposal No. 2 will become effective immediately upon filing of an amended and restated Certificate of Incorporation with the Delaware Secretary of State reflecting the changes marked in Section 7.3 of the Proposed Amended and Restated Certificate of Incorporation attached as Appendix A to this Proxy Statement. If our stockholders approve any or all of Proposal 1, Proposal 2, or Proposal 3, the amended and restated Certificate of Incorporation we will file will also include the Immaterial Changes. If our stockholders do not approve the Written Consent Amendment, Section 7.3 of the Certificate of Incorporation will remain unchanged.
Corresponding Amendments to Our By-Laws
Approval of this Proposal No. 2 would create an inconsistency between the provisions related to stockholders taking action by written consent in the amendment to the Certificate of Incorporation and the By-Laws. If the Written Consent Amendment is approved by our stockholders and we file an amended and restated Certificate of Incorporation with the Delaware Secretary of State, the Board intends to adopt corresponding amendments to, among others, Section 2.9 of our By-Laws, which amendments would refer to the ability of our stockholders to take actions by written consent. Pursuant to Article VI of the Certificate of Incorporation and Section 10.14 of our By-Laws, the affirmative vote of a majority of the Board is required to amend our By-Laws and stockholder approval is not required. We are not requesting that our stockholders approve any changes to our By-Laws.
Vote Required
The affirmative vote of at least two-thirds of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to approve this Proposal No. 2. Any abstentions or broker non-votes, or failing to vote by ballot at the Special Meeting or proxy, will count as a vote against Proposal No. 2.
Description of Other Immaterial Changes
The Proposed Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement also reflects certain immaterial changes to streamline and modernize the Certificate of Incorporation. These changes, which do not substantively affect stockholder rights, include (i) the removal of provisions related to the reverse stock split that became effective on June 7, 2023, and (ii) the update of provisions that reference to the Company’s Original Certificate of Incorporation and first annual meeting of stockholders. All changes set forth in the Proposed Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement other than changes in the following provisions are Immaterial Changes: (a) Paragraph (c) of Article IV, Section 4.1, (b) Article VII, Section 7.3, (c) Article IX, and (d) Article XIII.
12 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

PROPOSAL NO. 2—AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO ACT BY WRITTEN CONSENT (continued)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO PERMIT OUR STOCKHOLDERS TO ACT BY WRITTEN CONSENT WITHOUT CALLING A MEETING OF OUR STOCKHOLDERS.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders 13

PROPOSAL NO. 3—AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTE REQUIREMENTS
On September 19, 2023, the Board voted to approve and to recommend to our stockholders that they approve at the Special Meeting, an amendment and restatement of the Company’s Certificate of Incorporation to remove the Supermajority Vote requirement to alter, amend or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII of the Certificate of Incorporation (the “Supermajority Vote Removal Amendment”). If approved by the stockholders at the Special Meeting, the Company would adopt Proposal No. 3 by causing the filing of an amended and restated Certificate of Incorporation reflecting the Supermajority Vote Removal Amendment with the Delaware Secretary of State.
Appendix A to this Proxy Statement contains the Proposed Amended and Restated Certificate of Incorporation with changes marked to reflect the successful approvals of the Proposals. The changes marked in Article XI in the Proposed Amended and Restated Certificate of Incorporation in Appendix A to this Proxy Statement reflect the Supermajority Vote Removal Amendment.
Background and Governance Considerations
A Supermajority Vote requirement is intended to facilitate corporate governance stability by requiring broad stockholder consensus to effect certain changes, protecting against self-interested action by large stockholders and encouraging potential acquirers to negotiate directly with the board. Although our Board determined that maintaining the Supermajority Vote requirement to alter, amend or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII of the Certificate of Incorporation was in the best interests of the Company and its stockholders in the past, corporate governance standards have evolved. Many investors and commentators now view the Supermajority Vote requirement as limiting a board of directors’ accountability to stockholders and the ability of stockholders to effectively participate in corporate governance. After weighing these factors, the Board determined that removing the Supermajority Vote requirement to alter, amend or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII of the Certificate of Incorporation would be in the best interests of the Company and its stockholders.
Effect of Amendment
If approved by our stockholders at the Special Meeting, the Supermajority Vote Removal Amendment as described in this Proposal No. 3 will become effective immediately upon filing of an amended and restated Certificate of Incorporation with the Delaware Secretary of State reflecting the changes marked in Article XI of the Proposed Amended and Restated Certificate attached as Appendix A to this Proxy Statement. If our stockholders approve any or all of Proposal 1, Proposal 2, or Proposal 3, the amended and restated Certificate of Incorporation we will file will also include the Immaterial Changes. If our stockholders do not approve the Supermajority Vote Removal Amendment, Article XI of the Amended Certificate of Incorporation will remain unchanged.
Vote Required
The affirmative vote of at least two-thirds of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to approve this Proposal No. 3. Any abstentions or broker non-votes, or failing to vote by ballot at the Special Meeting or proxy, will count as a vote against Proposal No. 3.
Description of Other Immaterial Changes
The Proposed Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement also reflects certain immaterial changes to streamline and modernize the Certificate of Incorporation. These changes, which do not substantively affect stockholder rights, include (i) the removal of provisions related to the reverse stock split that became effective on June 7, 2023, and (ii) the update of provisions that reference to the Company’s Original Certificate of Incorporation and first annual meeting of stockholders. All changes set forth in the Proposed Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement other than changes in the following provisions are Immaterial Changes: (a) Paragraph (c) of Article IV, Section 4.1, (b) Article VII, Section 7.3, (c) Article IX, and (d) Article XIII.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTE REQUIREMENTS.
14 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

PROPOSAL NO. 4—AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO REPLACE CERTAIN REFERENCES TO “ARTICLE XIII” WITH “CERTIFICATE OF INCORPORATION” IN ARTICLE XIII
On September 19, 2023, the Board voted to approve and to recommend to our stockholders that they approve at the Special Meeting, an amendment and restatement of the Company’s Certificate of Incorporation to approve the amendment and restatement of the Company’s Certificate of Incorporation to replace the first three references to “Article XIII” with “Certificate of Incorporation” in Article XIII of the Company’s Certificate of Incorporation, the effect of which amendment will clarify that if any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable, the remaining provisions of the Certificate of Incorporation will not be affected or impaired thereby (the “Article XIII Amendment”). If approved by the stockholders at the Special Meeting, the Company would adopt Proposal No. 4 by causing the filing of an amended and restated Certificate of Incorporation reflecting the Article XIII Amendment with the Delaware Secretary of State.
Appendix A to this Proxy Statement contains the Proposed Amended and Restated Certificate of Incorporation with changes marked to reflect the successful approvals of the Proposals. The changes marked in Article XIII in the Proposed Amended and Restated Certificate of Incorporation in Appendix A to this Proxy Statement reflect the Article XIII Amendment.
Background and Governance Considerations
Currently, Article XIII of the Certificate of Incorporation details the effects of an invalid, illegal or unenforceable provision of the Certification of Incorporation and references “Article XIII” instead of “Certificate of Incorporation” in the first three instances of the reference to Article XIII. We believe that this was a scrivener’s error and that such references to “Article XIII” were intended to be references to the “Certificate of Incorporation.” We believe that this Article XIII Amendment will clarify that if any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable, the remaining provisions of the Certificate of Incorporation will not be affected or impaired thereby.
Effect of Amendment
If approved by our stockholders at the Special Meeting, the Article XIII Amendment as described in this Proposal No. 4 will become effective immediately upon filing of an amended and restated Certificate of Incorporation with the Delaware Secretary of State reflecting the changes marked in Article XIII of the Proposed Amended and Restated Certificate of Incorporation attached as Appendix A to this Proxy Statement. If our stockholders approve any or all of Proposal 1, Proposal 2, or Proposal 3, the amended and restated Certificate of Incorporation we will file will also include the Immaterial Changes. If our stockholders do not approve the Article XIII Amendment, Article XIII of the Certificate of Incorporation will remain unchanged.
Vote Required
The affirmative vote of a majority of all outstanding shares entitled to vote thereon is required to approve this Proposal No. 4. Any abstentions or broker non-votes, or failing to vote by ballot at the Special Meeting or proxy, will count as a vote against Proposal No. 4.
Description of Other Immaterial Changes
The Proposed Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement also reflects certain immaterial changes to streamline and modernize the Certificate of Incorporation. These changes, which do not substantively affect stockholder rights, include (i) the removal of provisions related to the reverse stock split that became effective on June 7, 2023, and (ii) the update of provisions that reference to the Company’s Original Certificate of Incorporation and first annual meeting of stockholders. All changes set forth in the Proposed Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement other than changes in the following provisions are Immaterial Changes: (a) Paragraph (c) of Article IV, Section 4.1, (b) Article VII, Section 7.3, (c) Article IX, and (d) Article XIII.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REPLACE CERTAIN REFERENCES TO “ARTICLE XIII” WITH “CERTIFICATE OF INCORPORATION” IN ARTICLE XIII OF THE COMPANY’S CERTIFICATE OF INCORPORATION.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders 15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding beneficial ownership of our Common Stock as of September 30, 2023 by:
•	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock;
•	each of Wheels Up’s current executive officers and directors; and
•	all executive officers and directors of Wheels Up as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on 166,804,525 shares of our Common Stock issued and outstanding (excluding any treasury stock) as of September 30, 2023. The following table excludes 1,252,149 shares of our Common Stock issuable upon the exercise of our public warrants (the “Public Warrants”) and the private placement warrants (the “Private Placements”) as of September 30, 2023. Unless otherwise indicated, Wheels Up believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
Name of beneficial owner	Number of Shares of Common Stock(1)	Percentage of Outstanding Common Stock(2)
5% and Greater Stockholders:
Delta Air Lines, Inc.(3)	65,763,101	39.4%
CK Wheels LLC(4)	60,563,002	36.3%
Cox Investment Holdings, Inc.(5)	20,187,667	12.1%
Named Executive Officers and Directors:(6)
George N. Mattson	—	*
Todd Smith	41,025	*
Mark Briffa	—	*
David Godsman	—	*
Laura Heltebran(7)	61,863	*
Kristen Lauria	—	*
David Adelman(8)	224,397	*
Timothy Armstrong(9)	121,224	*
Alain Bellemare	—	—
Adam Cantor	—	—
Andrew Davis	—	—
Dwight James	—	—
Daniel C. Janki	—	—
Zachary Lazar	—	—
Lee Moak	—	—
Jeffrey Nedelman	—	—
Adam Zirkin	—	—
All current directors and executive officers as a group (17 persons)(10)	448,509	*
*	Indicates less than one percent of the outstanding shares of our Common Stock.
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Wheels Up Experience Inc., 601 West 26th Street, Suite 900, New York, NY 10001.
(2)
The beneficial ownership of Wheels Up as of September 30, 2023, is based on the shares of our Common Stock outstanding as of such date plus, with respect to each beneficial owner, the number of shares of our Common Stock such person had the right to acquire within 60 days of September 30, 2023.

16 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

(3)
Based on Schedule 13D/A filed on September 22, 2023, in which Delta reported that, as of September 20, 2023, it had sole voting power and sole dispositive power over 65,763,101 shares of Common Stock, none of which were subject to shared voting or shared dispositive power. The address of Delta is Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30354.

(4)
Based on a Schedule 13D filed on September 26, 2023, in which CK Wheels reported that, as of September 20, 2023, it had shared voting power and shared dispositive power over 60,563,002 shares of Common Stock and sole voting power and sole dispositive power over zero shares of Common Stock. CK Wheels identified certain other parties as joint filers of such Schedule 13D, including: CK Opportunities GP, LLC; Certares Opportunities LLC and Knighthead Opportunities Capital Management, LLC. The address of CK Wheels is c/o Knighthead Opportunities Capital Management, LLC, 280 Park Avenue, 22nd Floor, New York, New York 10017. CK Wheels disclosed in such Schedule 13D that pursuant to the terms of the Investor Rights Agreement, prior to the issuance of the Deferred Issuance Common Stock, for so long as CK Wheels holds shares of Common Stock, neither it nor the reporting persons named in such Schedule 13D shall have voting rights with respect to any shares of Common Stock in excess of 19.9% of the issued and outstanding voting stock of Wheels Up. Following the issuance of the Deferred Issuance Common Stock, pursuant to the terms of the Investor Rights Agreement and the Company’s Certificate of Incorporation, as amended, and Amended and Restated By-Laws, for so long as the CK Wheels holds shares of Common Stock, neither it nor the reporting persons named in such Schedule 13D shall have voting rights with respect to any shares of Common Stock in excess of 24.9% of the issued and outstanding voting stock of Wheels Up.

(5)
Based on Schedule 13D filed on September 27, 2023, in which Cox Investment Holdings, Inc. reported that, as of September 20, 2023, it had sole voting power and sole dispositive power over 20,187,667 shares of Common Stock, none of which were subject to shared voting or shared dispositive power. The address of Cox Investment Holdings, Inc. is Cox Investment Holdings, Inc., 6205 Peachtree Dunwoody Road, Atlanta, Georgia 30328.

(6)	Excludes shares held by the Company’s Chief People Officer, Stevens Sainte-Rose, who resigned effective October 2, 2023.
(7)
For Ms. Heltebran, includes (i) 15,824 shares of Common Stock held directly by Ms. Heltebran, and (ii) 46,039 shares of Common Stock underlying stock options under the Wheels Up Partners Holdings LLC Option Plan adopted in 2016 (the “WUP Option Plan”), which may be exercised within 60 days of September 30, 2023 for shares of Common Stock.

(8)
For Mr. Adelman, includes (i) 107,185 shares of Common Stock held by Darco Wheels Up LLC, an entity controlled by Mr. Adelman, (ii) 85,000 shares of Common Stock held by Darco Capital LP, an entity controlled by Mr. Adelman, (iii) 8,045 shares of Common Stock held directly by Mr. Adelman, (iv) 17,262 shares of Common Stock representing shares issuable upon the exchange of profits interests issued under equity-based compensation plans that were approved by the board of directors of Wheels Up Partners LLC prior to the time that the Company became publicly-traded (“WUP profits interests”), which will be exchangeable within 60 days of September 30, 2023 for shares of Common Stock, and (v) 6,905 shares of Common Stock underlying stock options under the WUP Option Plan which may be exercised within 60 days of September 30, 2023 for shares of Common Stock. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of our Common Stock at the time of such exchange.

(9)
For Mr. Armstrong, includes (i) 100,771 shares of Common Stock held by Polar Capital Group, LLC, an entity controlled by Mr. Armstrong, (ii) 900 shares of Common Stock held by Armstrong Family Investment, LLC, an entity controlled by Mr. Armstrong, (iii) 8,045 shares of Common Stock held directly by Mr. Armstrong, (iv) 6,905 shares of Common Stock representing shares issuable upon the exchange of WUP profits interests which will be exchangeable within 60 days of September 30, 2023 for shares of Common Stock, and (v) 4,603 shares of Common Stock underlying stock options under the WUP Option Plan which may be exercised within 60 days of September 30, 2023 for shares of Common Stock. The actual number of shares of Common Stock received upon exchange of such WUP profits interests will depend on the trading price per share of Common Stock at the time of such exchange.

(10)
For purposes of computing the percentage of outstanding shares held by each person or group named above, any shares which that person or persons has or have the right to acquire within 60 days of September 30, 2023, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders 17

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., Brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
We do not “household” for any of our stockholders of record. However, Brokers with account holders who are Wheels Up stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your Broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your Broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, you may (1) notify your Broker or (2) direct your written request to: 601 West 26th Street, Suite 900, New York, New York 10001. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their Broker or request from the Company at (212) 257-5252. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of our proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
By Order of the Board of Directors

Adam Zirkin
Chairman of the Board , 2023
18 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

APPENDIX A

PROPOSED TEXT OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WHEELS UP EXPERIENCE INC.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WHEELS UP EXPERIENCE INC.
    , 2023
Wheels Up Experience Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.
The Corporation was originally incorporated under the name Wheels Up Experience Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the State was July 13, 2021 (the “Original Certificate of Incorporation”).

2.
On June 7, 2023, the Corporation filed with the Delaware Secretary of State a Certificate of Amendment that amended and replaced in its entirety section 4.1 of the Original Certificate of Incorporation and was duly adopted pursuant to section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) (the “Amendment to the Original Certificate of Incorporation” and together with the Original Certificate of Incorporation, the “Amended Certificate of Incorporation”),

3.
This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the DGCL. This Amended and Restated Certificate of Incorporation of the Corporation restates, integrates and further amends the provisions of the Amended Certificate of Incorporation.

4.	The text of the Amended and Restated Certificate of Incorporation as heretofore amended or supplemented is hereby amended, integrated and restated to read as herein set forth in full:
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders A-1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WHEELS UP EXPERIENCE INC.
ARTICLE I
NAME
The name of the ~~c~~Corporation is Wheels Up Experience Inc. ~~(the “Corporation”).~~
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the ~~General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).~~ DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.
ARTICLE III
REGISTERED AGENT~~; SOLE INCORPORATOR~~
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.
~~The name and mailing address of the Sole Incorporator is as follows:~~
~~Name:~~	~~Address:~~
~~Ravi Thakran~~	~~1 Kim Seng Promenade  #18-07/12 Great World City  Singapore 237994~~
ARTICLE IV
CAPITALIZATION
Section 4.1 Authorized Capital Stock.
~~(a)~~
The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue, is ~~275,000,000~~1,525,000,000 shares, consisting of (i) ~~250,000,000~~1,500,000,000 shares of Class A common stock (“Class A Common Stock”), and (ii) 25,000,000 shares of preferred stock (“Preferred Stock”). The number of authorized shares of Class A Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series thereof then outstanding) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of Class A Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Amended and Restated Certificate of Incorporation (this “~~Certificate of Incorporation~~Certificate of Incorporation”) or any Preferred Stock Designation (as defined below) designating a series of Preferred Stock.

~~(b)~~
~~Immediately after the close of trading on The New York Stock Exchange (the “NYSE”) on June 7, 2023 (the “Effective Time”), each 10 shares of Class A Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time will be reclassified and combined into one issued, fully paid and nonassessable share of Class A Common Stock, without any action required on the part of the Corporation or the holders of such Class A Common Stock. In addition, the number of authorized shares of Class A Common Stock shall be contemporaneously reduced proportionally such that the total number of authorized shares of capital stock and Class A Common Stock shall be as set forth in Section 4.1(a) here of. No fractional shares of ClassA Common Stock will be issued in connection with the reclassification and combination of shares of Class A Common Stock pursuant to this Section 4.1(b). Stockholders who otherwise would be entitled to receive fractional shares of Class A Common Stock shall be entitled to receive cash (without interest) from the Corporation’s transfer agent in lieu of such fractional shares. Any such stockholder who otherwise would be entitled to receive fractional shares that holds~~

A-2 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

~~Class A Common Stock (i) in book-entry form shall submit a transmission letter to the Corporation’s transfer agent to receive payment in lieu of receipt of fractional shares, (ii) in certificated form, if any, shall receive payment in lieu of receipt of fractional shares upon the surrender of the stockholder’s certificates that immediately prior to the Effective Time represented shares of Class A Common Stock (“Old Certificates”) to the Corporation’s transfer agent, or (iii) in another uncertificated form either registered in such stockholder’s own name or through a broker or other nominee will receive payment from Corporation’s transfer agent in lieu of receipt of fractional shares, in each case such payment to be in an amount equal to the product obtained by multiplying (y) the closing price per share of the Class A Common Stock as reported on the NYSE as of the Effective Time, as adjusted by the applicable reverse stock split ratio described in the first sentence of this Section 4.1(b), by (z) the fraction of one share owned by such stockholder taking into account the reverse stock split. Each Old Certificate shall thereafter represent that number of shares of Class A Common Stock into which the shares of Class A Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of any fractional shares as described above.~~
Section 4.2 Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.
Section 4.3 Class A Common Stock.
(a)	Voting.
(i)
Except as otherwise required by applicable law or this Certificate of Incorporation (including any Preferred Stock Designation), the holders of the Class A Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii)
Except as otherwise required by applicable law or this Certificate of Incorporation (including any Preferred Stock Designation), the holders of shares of Class A Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the Class A Common Stock are entitled to vote.

(iii)
Except as otherwise provided in this Certificate of Incorporation or required by applicable law, the holders of Class A Common Stock having the right to vote in respect of such Class A Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with the holders of Class A Common Stock having the right to vote in respect of such Class A Common Stock, as a single class with the holders of such other series of Preferred Stock) on all matters submitted to a vote of the stockholders having voting rights generally.

(iv)
Except as otherwise required by applicable law or this Certificate of Incorporation (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate of Incorporation (including any Preferred Stock Designation), holders of shares of Class A Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL.

(b)
Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Class A Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board in its discretion from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders A-3

(c)
Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock held by them.

(d)
Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock an amount equal to the number of then-outstanding PI Units, RI Units and EO Units (or any Common Units into which such PI Units, RI Units or EO Units have been converted) subject to Exchange (each of the “PI Units”, “RI Units”, “EO Units”, “Common Units” and “Exchange” as defined in the Seventh Amended and Restated Limited Liability Company Agreement of Wheels Up Partners Holdings LLC, dated as of July 13, 2021).

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
ARTICLE V
BOARD OF DIRECTORS
Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate of Incorporation, as it may be further amended from time to time, or the By-Laws of the Corporation (as amended from time to time in accordance with the provisions hereof and thereof, the “By-Laws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Certificate of Incorporation.
Section 5.2 Number, Election and Term.
(a)
The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b)
Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of ~~this~~the Original Certificate of Incorporation, the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of ~~this~~the Original Certificate of Incorporation and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of ~~this~~ the Original Certificate of Incorporation. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of ~~this~~the Original Certificate of Incorporation, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors that constitute the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board remove, or shorten the term of, any incumbent director.

Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Certificate of Incorporation (and therefore such classification) becomes effective in accordance with the DGCL
A-4 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

(c)
Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. There shall not be a limit on the number of terms a director may serve on the Board. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the By-Laws.

(d)
Unless and except to the extent that the By-Laws shall so require, the election of directors need not be by written ballot. The holders of shares of Class A Common Stock shall not have cumulative voting rights with regard to the election of directors.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or any other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4 Removal. Subject to Section 5.5 hereof and except as otherwise required by law, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5 Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate of Incorporation (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI
BY-LAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the By-Laws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By-Laws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation. The By-Laws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the By-Laws; and provided further, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such By-Laws had not been adopted.
ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer of the Corporation~~,~~ or the Board pursuant to a resolution adopted by a majority of the Board, in each case, in accordance with the By-Laws, and may not be called by any other person or persons. The ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied.
Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes identified in the notice of meeting (or any supplement thereto).
Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation ~~must be effected by a duly called annual or special meeting of~~
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders A-5

~~such stockholders and may not be effected by written consent of the stockholders. Notwithstanding the foregoing, any action required or expressly permitted by any Preferred Stock Designation to be taken by the holders of such series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series,~~ may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2 Indemnification and Advancement of Expenses. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents of this Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through the By-Laws, agreements with such persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by applicable law. If applicable law is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
ARTICLE IX
CORPORATE OPPORTUNITY
Section 9.1 To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate of Incorporation or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.
Section 9.2 Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of this Certificate of Incorporation (including any Preferred Stock Designation) inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article IX shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate of Incorporation, the By-Laws or applicable law.
ARTICLE X
RESTRICTIONS ON OWNERSHIP
Section 10.1 Citizenship. At no time shall more than 25% of the voting interest of the Corporation be owned or controlled by persons who are not “citizens of the United States” (as such term is defined in Title 49, United States Code, Section 40102 and administrative interpretations thereof issued by the Department of Transportation or its predecessor or successors, or as the same may be from time to time amended) (“Non-Citizens”). In the event that Non-Citizens shall own (beneficially or of record) or have voting control over any shares of capital stock of the Corporation, the voting rights of such persons shall be subject to automatic suspension to the extent required to ensure that the Corporation remains a “citizen of the United States,” as defined immediately above. The By-Laws shall contain provisions to implement this Article X, including, without limitation, provisions restricting or prohibiting transfer of shares of voting
A-6 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

stock to Non-Citizens and provisions restricting or removing voting rights as to shares of voting stock owned or controlled by Non-Citizens. Any determination as to ownership, control or citizenship made by the Board of Directors shall be conclusive and binding as between the Corporation and any stockholder for purposes of this Article X.
Section 10.2 Legend. Each certificate, notice or other representative document for capital stock of the Corporation with voting rights (including each such certificate, notice or representative document for capital stock issued upon any permitted transfer of capital stock) shall contain a legend in substantially the following form:
“THE SECURITIES OF WHEELS UP EXPERIENCE INC. REPRESENTED BY THIS CERTIFICATE, NOTICE OR DOCUMENT ARE SUBJECT TO VOTING RESTRICTIONS WITH RESPECT TO CERTAIN SECURITIES HELD BY PERSONS OR ENTITIES THAT FAIL TO QUALIFY AS “CITIZENS OF THE UNITED STATES” AS THE TERM IS DEFINED USED IN SECTION 40102(A)(15) OF TITLE 49 OF THE UNITED STATES CODE, AS AMENDED, IN ANY SIMILAR LEGISLATION OF THE UNITED STATES ENACTED IN SUBSTITUTION OR REPLACEMENT THEREFOR, AND AS INTERPRETED BY THE DEPARTMENT OF TRANSPORTATION, ITS PREDECESSORS AND SUCCESSORS, FROM TIME TO TIME. SUCH VOTING RESTRICTIONS ARE CONTAINED IN THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS OF WHEELS UP EXPERIENCE INC., AS THE SAME MAY BE AMENDED OR RESTATED FROM TIME TO TIME. A COMPLETE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS SHALL BE FURNISHED FREE OF CHARGE TO THE HOLDER OF THE SECURITIES REPRESENTED HEREBY UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”
ARTICLE XI
AMENDMENTS
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI. ~~Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation or any Preferred Stock Designation filed with respect to a series of Preferred Stock, the affirmative vote of the stockholders holding at least two-thirds of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Article IV, Article V, Article VI, Article VII, Article VIII, Article XI or Article XII.~~
ARTICLE XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 12.1 Forum (General). Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the By-Laws, (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, or (v) any action asserting an “internal corporate claim” as such term is defined in Section 115 of the DGCL. For the avoidance of doubt, this Section 12.1 shall not apply to any action or proceeding asserting a claim under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Section 12.2 Forum (Securities Act). Unless the Corporation consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933 as amended, against the Corporation, or its directors, officers or employees or with respect to the offer or sale of securities of the Corporation.
Section 12.3 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders A-7

ARTICLE XIII
SEVERABILITY
If any provision or provisions of this ~~Article XIII~~Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this ~~Article XIII~~Certificate of Incorporation (including, without limitation, each portion of any sentence of this ~~Article XIII~~Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.
* * * * *
~~IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by the incorporator as of the date first set forth above.~~
~~WHEELS UP EXPERIENCE INC.~~

~~By:~~	~~/s/ Ravi Thakran~~
~~Name: Ravi Thakran~~
~~Title: Chief Executive Officer~~
IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by the undersigned as of the date first set forth above.
WHEELS UP EXPERIENCE INC.
~~July 13, 2021~~
By:
Name: George N. Mattson
Title: Chief Executive Officer
A-8 Wheels Up Experience Inc. Proxy Statement and Notice of 2023 Special Meeting of Stockholders

**PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION**

WHEELS UP

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on , 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/UP2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on , 2023. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V24652-TBD

KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

DETACH AND RETURN THIS PORTION ONLY

**WHEELS UP EXPERIENCE INC.**

**The Board of Directors recommends you vote FOR the following proposal:** **For Against Abstain**

**The Board of Directors recommends you vote FOR the following proposal:** **For Against Abstain**

**The Board of Directors recommends you vote FOR the following proposal:** **For Against Abstain**

**The Board of Directors recommends you vote FOR the following proposal:** **For Against Abstain**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
| --- | --- | --- | --- |

**Important Notice Regarding the Availability of Proxy Materials for the 2023 Special Meeting:**
The Notice and Proxy Statement is available at www.proxyvote.com.

V24653-TBD

## WHEELS UP EXPERIENCE INC.
## Special Meeting of Stockholders
## , 2023, Eastern Time
## This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) George Mattson and Laura Heltebran, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Wheels Up Experience Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/UP2023SM at , Eastern Time on , 2023, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON THE MATTERS REFERRED TO ON THE REVERSE SIDE HEREOF.**

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE**

**Continued and to be signed on reverse side**